Fair value of assets and liabilities	6 Months Ended
Dec. 31, 2025
Fair Value Of Assets And Liabilities
Fair value of assets and liabilities

21.	Fair value of assets and liabilities

Assets and liabilities not measured at fair value

Cash and cash equivalents, other receivables, amount due from/(to) related parties, other payables

The carrying amounts of these balances approximate their fair values due to the short-term nature of these balances.

Trade receivables and trade payables

The carrying amounts of these receivables and payables approximate their fair values as they are subject to normal trade credit terms.

Borrowings

The carrying amounts of borrowings approximate their fair values as they are subject to interest rates close to market rate of interests for similar arrangements with financial institutions.

Basel Medical Group Ltd. and its Subsidiaries

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

For year ended June 30, 2025 and 2024